[IBDO LETTERHEAD]    BDO Seidman, LLP
                     Accountants and Consultants

                                            1900 Avenue of the Stars, 11th Floor
                                            Los Angeles, California 90067
                                            Telephone: (310) 557-0300
                                            Fax: (310) 557-1777


July 13, 2005

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on July 12, 2005, to be filed by our former client, JB Oxford Holdings, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.




Very truly yours,

/s/ BDO Seidman, LLP